UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	April 24, 2006
Date of earliest event reported:	April 20, 2006

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road
Itasca, Illinois 60143
(Address of principal executive offices) (Zip Code)

(630) 773-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On April 20, 2006, the shareholders of OfficeMax Incorporated (the “Company”) approved a management proposal to amend the Company’s Certificate of Incorporation to eliminate the classification of the board of directors. Beginning with the Company’s 2007 annual meeting, all directors will be elected for one-year terms at each annual meeting. The full management proposal, along with the board’s recommendation to shareholders that they approve the proposal, was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2006.

On April 24, 2006, the Company filed an amendment to its Certificate of Incorporation with the State of Delaware Secretary of State to amend its charter in accordance with the proposal as approved by the Company’s shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad Executive Vice President and General Counsel

Dated:  April 24, 2006